UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

c/o 1WS Credit Income Fund

Chief Executive Officer

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end:   October 31

Date of reporting period: October 31, 2020 – October 31, 2021

EXPLANATORY NOTE

The Registrant previously filed its Certified Shareholder Report on Form N-CSRS with the U.S. Securities and Exchange Commission on January 10, 2022 (the “Report”) (Accession No. 0001398344-22-000437). This Report was erroneously submitted as an N-CSRS Semi-Annual Certified Shareholder Report, and the Registrant is filing this amendment to its Report as an N-CSR Annual Certified Shareholder Report.

Item 1.  Reports to Stockholders.

(a)

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:

OWSCX (Class I)

OWSAX (Class A-2)

Annual Report

October 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.1wscapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling (833) 834-4923 or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 834-4923 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary.

Table of Contents

Fund Commentary	2
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statement of Changes in Net Assets	17
Consolidated Statement of Cash Flows	18
Consolidated Financial Highlights	20
Notes to Consolidated Financial Statements	22
Report of Independent Registered Public Accounting Firm	35
Approval of Investment Advisory Agreement	36
Additional Information	38
Trustees and Officers	39
Privacy Policy	41

1WS Credit Income Fund	Fund Commentary

October 31, 2021 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) is a closed-end interval fund launched in March 2019. As of October 31, 2021, the Fund has gross assets under management of approximately $156 million (approximately $111 million net assets). The Fund is a non-diversified, closed-end investment management company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation. The Fund invests primarily in a wide array of predominantly structured credit and securitized debt instruments.

Overview

The U.S. economy continues to recover from the effects of the COVID pandemic, and it remains our core view that this will be the backdrop for the foreseeable future. COVID uncertainty continues to affect global economies, and economic indicators during the third quarter underperformed expectations of a post-COVID return to a "new normal.” Health concerns have curtailed travel and service sector activity, as highlighted by the modest employment gains over the period. Continued uncertainty regarding the pace of economic activity will probably remain high heading into the winter months until a sustained reduction in COVID cases is actually realized.

For now, we believe that investors consensus is in line with the Federal Reserve’s base line forecast for a measured reduction in monetary stimulus - beginning with a measured reduction in monthly asset purchases. However, we believe that the Fed’s base case scenario for a slow and measured reduction in future monetary stimulus is in large part underpinned by the belief that recent inflationary pressures are largely transitory and that future inflationary pressures and expectations will remain contained. However, rising labor costs and labor shortages in many sectors are adding to ongoing global supply chain disruptions that continue to plague the U.S. economy and have contributed to the acceleration in inflation. Rapidly rising home prices and rent growth is also contributing to consumer price inflation and, more recently, rising global energy prices have moved to center stage.

While interest rates have moved modestly higher over the year, they remain low in a historical context and realized interest rate volatility has remained largely contained. Similarly, credit spreads as measured by the Bloomberg U.S. Corporate Credit Indices remain on the lower end of their one-year and longer-term historical ranges. The challenge facing fixed income investors, in our opinion, remains identifying attractively priced return opportunities in an environment where both Treasury yields and credit spreads are trading at the lower end of their historical ranges. For unhedged long-only fixed income investors, even a modest increase in Treasury yields can result in duration losses that could offset yield earned, and result in negative total returns. For instance, despite fiscal year-to-date credit spreads tightening on the Bloomberg U.S. Aggregate index, duration losses due to rising Treasury yields have resulted in a negative -.48% total return. While the Fund hedges interest rate risk, we do not believe that higher interest rates in-and-of-themselves pose a substantial risk factor to credit generally, actual results will depend upon the level and volatility of interest rate moves as well as their fundamental underpinnings.

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1WS Credit Income Fund	Fund Commentary

October 31, 2021 (Unaudited)

Net Return Performance as of 10/31/21*

	MTD	YTD	ITD (3/4/2019)
1WS Credit Income Fund (OWSCX) Class I shares	1.03%	19.10%	25.62%
1WS Credit Income Fund (OWSAX) Class A-2 shares**	0.98%	18.71%	23.21%
Bloomberg U.S. Aggregate Bond Index[1]	-0.03%	-0.48%	13.90%
ICE BofAML U.S. High Yield Index[2]	-0.18%	10.74%	19.28%

*	OWSCX and OWSAX returns are presented net of all fees and expenses, benchmark returns are gross.
**	OWSAX returns prior to May 2021 reflect the performance of Class I shares, adjusted to reflect the distribution and shareholder servicing fees applicable to Class A-2 shares. Class A-2 shares are subject to an upfront sales load of up to 3%, which is not reflected in the returns shown above and, if applied, would lower such returns.
[1]	Bloomberg US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Investors cannot invest directly in an index.
[2]	ICE BofAML US High Yield Master II TR Index value, which tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on March 4, 2019 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index.

The Fund seeks to pay quarterly distributions. To provide a stable quarterly distribution, the Fund may pay distributions at a rate different than the amount of net income actually earned by the Fund during the period. The character of distributable income for each fiscal period depends on the aggregate gains and losses realized by the Fund during the year. Distributions are determined on a tax basis, which may differ from amounts recorded in the accounting records. The Fund paid distributions during fiscal year 2021 in the aggregate amount of $1.20 per share. Please refer to the Consolidated Financial Highlights and Note 11 - Tax Basis Information for additional information.

Annual Report | October 31, 2021	3

1WS Credit Income Fund	Fund Commentary

October 31, 2021 (Unaudited)

Portfolio Composition1 and Gross Return Attribution2

Asset Type	Portfolio Composition 10/31/2021	Gross Return Attribution YTD
Asset-Backed Securities (ABS)	23.2%	4.61%
Collateralized Loan Obligations (CLOs)	19.7%	5.47%
Commercial Mortgage-Backed Securities (CMBS)	19.1%	2.29%
European ABS & RMBS	17.3%	2.00%
Residential Mortgage-Backed Securities (RMBS)	20.6%	4.70%
Cash & Other	–	2.37%
Interest Rate Hedges	–	1.21%
Total	100.0%	22.65%

[1]	The Portfolio composition as of 10/31/21 differs from the portfolio composition for any point prior to such date and is subject to change at any time.

[2]	Returns by asset type are calculated by taking the specific asset type’s contribution to the Fund’s gross return for the period 2021 YTD through 10/31/21 and multiplying it by the gross return of the Fund over the same period. The Fund’s gross return and returns by asset type are comprised of total investment income and realized and unrealized gain/loss on investments before taking into consideration fees and operating expenses.

With an eye toward potentially increasing market volatility, we see little in the way of changing fundamentals that would cause us to reevaluate our desired portfolio positioning over the near term. We believe the ongoing COVID recovery will continue to fuel economic growth, although speed and duration will be a function of COVID dynamics, public policy measures, and other macro themes. Consumer credit performance has remained strong and, in aggregate, has improved relative to pre-pandemic levels in our opinion. We believe this will continue to support strong consumer fundamentals well into the new year. The increase in residential home prices continues, strengthening the credit outlook for existing residential mortgage credit outstanding. Increased savings by individuals over the course of the pandemic, rising property values for homeowners, and the combination of wage gains and improving employment rates should support a very favorable outlook for consumer credit across a number of asset classes. Opportunities within commercial real estate have also been an area of our recent investment focus. The disparate impact COVID-related shutdowns have had across various property types and geographies has created a number of attractive investment opportunities in our opinion. The multifamily sector continues to experience strong rental demand and rising rent growth, and COVID recovery themes continue to emerge within stressed sectors, such as travel and leisure, office and retail.

Portfolio Activity

We continued to realize positive portfolio returns across the various asset classes and investment strategies within our portfolio. During the second half of the fiscal year ending in October, residential mortgages realized strong gains as the continued strength in the housing sector and expiration of many forbearance plans led to obvious improvements in headline fundamentals, which in our opinion, led to the decline in delinquencies and improvement in cash flows. Similarly, strong underlying consumer fundamentals have increased investor demand for consumer credit. We realized strong gains across our consumer ABS portfolios, particularly within the unsecured consumer sector.

Given the supportive fundamentals, we continue to look for opportunities to gain credit exposure to the consumer sector. While significant spread compression across all credit sectors has made many investment profiles less compelling, we continue to identify segments of the market that we feel are more attractively priced and generally offer positive credit convexity to the upside. While the market has migrated to a more optimistic fundamental outlook, as reflected in asset prices, we believe that having a differentiated view of issuer specific credit fundamentals or capital structure can help to identify opportunities in new issue or with off-the-run originators.

An improving labor market and rising prices for single family housing has provided strong fundamental credit support for the residential mortgage backed sector (RMBS). Based on the S&P CoreLogic Case-Shiller U.S. National Home Price Index, year-over-year (YoY) home price appreciation (HPA) was up 19.8% in August, its largest annual increase on record, as pandemic induced demand for single family housing combined with historically low mortgage rates outpaced available inventories. While we believe rising home prices and higher mortgage rates in 2022 will likely slow the pace of future HPA, we believe the supply/demand imbalance is likely to keep upward pressure on home prices over the intermediate term. Our investment focus within the RMBS sector continues to be concentrated in identifying portfolios of seasoned loans with higher delinquency and/or forbearance balances. We believe fulcrum exposures primarily off of legacy pools continue to offer attractive positive credit convexity for those with the requisite underwriting skills to differentiate the many nuanced collateral and structural characteristics.

Within the non-dollar ABS and RMBS sectors, we continued to actively reposition our portfolios during the period. The resurgence of new-issue supply in the U.K. and Europe has created increasing opportunities for us to reposition the portfolio and capture what we believe are attractive discounts to intrinsic value lower in the capital structure. We have previously highlighted that the credit curve remains meaningfully steeper in the U.K. and Europe relative to the U.S. due to investment constraints that limit many non-U.S. investors to investment-grade securities only. While investment-grade demand is strong and generally many times oversubscribed for new issue securitization transactions, we believe we have been able to capitalize on a number of opportunities in below-investment-grade tranches through pre-emptive pricing or negotiating backstop bids with originators for the below-investment-grade tranches. An originator’s economics in a securitization is heavily weighted to the execution of the investment-grade tranches. By providing an early outlet for the non-investment grade tranches we believe we have been able to source larger allocations at a discount to intrinsic value and benchmark pricing.

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1WS Credit Income Fund	Fund Commentary

October 31, 2021 (Unaudited)

Within the commercial real estate (CRE) sector, ongoing uncertainty regarding future property economics and appropriate market discount rates continues to create opportunities in individual properties and select sectors, in our opinion for those with the requisite underwriting experience. Within CMBS we have observed increasing opportunities of stressed/distressed securities in seasoned post-crisis CMBS deals as these deals approach their balloon/maturity dates and the market begins to discount the future ability of individual loans to refinance. We believe many investors who had purchased these securities in the past as attractive yield substitutes, lack the CRE underwriting skills to evaluate and manage these exposures as disparate credit profiles begin to emerge in the underlying loan pools. In our opinion, this has and will increasingly result in rotational selling, which can provide attractive investment opportunities for those with the appropriate credit underwriting skills. We have also continued to add subordinate exposure off of new issue Single Asset Single Borrower (SASB) transactions. We have been targeting below investment grade through first loss exposure on deals backed by Tier 1 properties/sponsors and where we have strong conviction into our visibility of underwritten valuation metrics. The underlying loans are generally on new or newly refinanced properties with updated operating performance and valuation metrics. The subordinate debt in many cases, is trading at attractive discounts to the underlying loan, and we see value in the relative steepness of the capital structure.

We continued to actively trade securities within the CLO sector in an attempt to capture relative value opportunities; however, volatility within the leveraged loan and CLO sectors has been limited. The significant decline in corporate defaults in 2021 to historical lows has compressed market spreads and reduced market volatility in the leveraged corporate sectors overall. Despite this, CLOs remain among the highest nominal yielding securities within credit markets, and we believe this will continue to support strong demand in a yield hungry investment environment. Retail flows have been positive, and with reflationary uncertainty growing, we believe demand for floating rate CLOs will continue to support future performance.

Outlook

We believe the COVID recovery theme will continue to fuel economic growth in the U.S. and provide a supportive backdrop for securitized credit markets well into the new year. The challenge will be to identify attractively priced return opportunities in an environment where both Treasury yields and credit spreads are trading at the lower end of their historical range. We believe this limits potential excess return opportunities, particularly in long-bias, carry-driven risk premia strategies. As a result, we continue to look for opportunities where we can gain positive credit convexity in securities/sectors in which we believe the improving underlying fundamentals or the investor expectations of future performance will act as a repricing catalyst. Changing capital structures that result in the deleveraging of a security’s risk profile can provide another catalyst for repricing. We continue to look for opportunities lower in the capital structure where we believe differentiated credit underwriting is the key to uncovering value.

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that a shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Annual Report | October 31, 2021	5

1WS Credit Income Fund	Fund Commentary

October 31, 2021 (Unaudited)

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Fund performance may be negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the would in ways that will likely continue for an indeterminate period. The impacts, as well as the uncertainty over impacts to come, of COVID-19 may adversely affect the future performance of the Fund. See the Fund’s prospectus for information on these and other risks.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, LP nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of October 31,2021.

There are limitations when comparing the 1WS Credit Income Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Assets and securities contained within indices are different than the assets and securities contained in the 1WS Credit Income Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see definitions for a description of the investment indexes selected.

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

Bloomberg U.S. aggregate bond index: The index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Bloomberg U.S. Investment Grade Credit Index: The index measures the investment grade, fixed-rate, taxable corporate bond market.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

ICE BofA US High Yield Index: ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgagee loans secured by residential property.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (49.95%)

Residential (32.98%)
Alternative Loan Trust, Series 2007-21CB, Class 2A2(b)	28.40% - 1M US L	09/25/37	$38,131	$52,262
Alternative Loan Trust, Series 2007-21CB, Class 2A3(b)	1M US L + 0.50%	09/25/37	1,124,390	475,842
Alternative Loan Trust, Series 2007-21CB, Class 2A4(b)(c)	5.60% - 1M US L	09/25/37	1,039,338	260,042
APS Resecuritization Trust, Series 2014-1, Class 1M(b)(d)	1.55%	08/28/54	2,224,760	624,268
Banc of America Funding , Series 2007-5, Class CA8(b)(c)	5.35% - 1M US L	07/25/37	3,239,955	663,219
BBCMS Mortgage Trust, Series 2021-AGW, Class F(b)(d)(e)	1M US L + 4.00%	06/15/26	2,000,000	2,001,200
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A2(b)(e)	1M US L + 0.25%	07/25/36	357,089	427,793
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A2(b)(e)	1M US L + 0.23%	01/25/37	1,013,191	1,136,294
Bellemeade Re 2020-3, Ltd., Series 2020-3A, Class M2(b)(d)	1M US L + 4.85%	10/25/30	466,000	503,513
Bellemeade Re, Ltd., Series 2021-1A, Class M2(b)(d)	30D US SOFR + 4.85%	03/25/31	500,000	537,550
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2(b)(d)(e)	1M US L + 1.75%	05/25/22	1,000,000	977,400
Citicorp Residential Mortgage Trust, Series 2006-2, Class M2(e)(f)	5.22%	09/25/36	2,000,000	2,042,000
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	251,249	167,684
Domi BV, Series 2020-1, Class F(b)(e)	3M EUR L + 6.50%	04/15/52	€500,000	587,192
Domi BV, Series 2020-1, Class X2(b)(e)	3M EUR L + 6.75%	04/15/52	500,000	588,810
Domi BV, Series 2021-1, Class E(b)	3M EUR L + 6.50%	06/15/26	411,000	478,680
Domi BV, Series 2021-1, Class X2(b)	3M EUR L + 6.50%	06/15/26	411,000	478,680
Eagle RE, Ltd., Series 2021-1, Class M2(b)(d)(e)	30D US SOFR + 4.45%	10/25/33	$1,048,000	1,097,885
Finance Ireland Rmbs, Series 3, Class F(b)	4.23% - 3M EUR L	06/24/61	€420,000	486,735
Finsbury Square PLC, Series 2019-3, Class X(b)(e)	3M SONIA IR + 3.90%	12/16/69	£76,732	105,221
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(b)	1M US L + 0.75%	11/25/36	$1,948,978	1,546,709
Fremont Home Loan Trust, Series 2004-C, Class M3(b)	1M US L + 1.73%	08/25/34	104,538	105,730
GSAA Home Equity Trust, Series 2007-8, Class A4(b)	1M US L + 1.20%	08/25/37	547,743	340,970
GSAMP Trust, Series 2005-WMC1, Class M2(b)(e)	1M US L + 0.78%	09/25/35	721,789	675,522
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M7(b)	1M US L + 2.48%	12/25/35	215,427	250,046
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(b)	1M US L + 0.56%	02/25/36	840,220	866,014
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(b)	1M US L + 0.32%	07/25/36	1,076,019	1,243,986
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1(b)	2.55%	08/25/35	76,140	76,293
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)(e)	0.84% - 3M EUR L	06/15/45	€500,000	432,461
Lehman Mortgage Trust, Series 2007-5, Class 6A1(b)(e)	1M US L + 0.32%	10/25/36	$826,197	447,799
Merrill Lynch Mortgage Investors Trust, Series 2006-HE1, Class M2(b)(e)	1M US L + 0.60%	12/25/36	2,000,000	1,916,000
Miravet SARL, Series 2019-1, Class E(b)(e)	3M EUR L + 3.00%	05/26/65	€500,000	525,461
Miravet SARL - Compartment, Series 2020-1, Class E(b)(e)	3M EUR L + 4.00%	05/26/65	1,000,000	1,097,624
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(b)	1M US L + 0.47%	04/25/37	$1,055,068	1,620,584
NCMS, Series 2019-FAME, Class D	4.39%	08/15/24	149,000	137,616
New Century Home Equity Loan Trust, Series 2005-2, Class M6(b)	1M US L + 1.02%	06/25/35	303,003	304,821
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(b)(e)	1M US L + 0.83%	08/25/36	1,276,474	1,296,770
Polaris PLC, Series 2021-1, Class X2(b)	3M SONIA IR + 5.00%	12/23/58	£366,000	502,142
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(f)	3.64%	11/25/35	$386,380	297,628
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(e)(f)	3.60%	01/25/36	387,820	367,072
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(b)(e)	1M US L + 0.19%	05/25/46	930,368	1,177,195
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(b)(e)	1M US L + 0.65%	07/25/36	572,713	425,927
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(b)(e)	1M US L + 0.70%	07/25/36	844,335	645,325
Residential Mortgage Securities 32 PLC, Series 2020-32X, Class F1(b)(e)	3M SONIA IR + 6.50%	06/20/70	£500,000	749,487
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(b)(e)	1M US L + 0.83%	12/25/35	$675,134	731,980
Stratton Mortgage Funding, Series 2021-2X, Class X(b)(e)	3M SONIA IR + 4.00%	07/20/60	£637,970	889,683
Stratton Mortgage Funding PLC, Series 2021-3, Class X2(b)(e)	3M SONIA IR + 3.50%	06/12/24	507,000	687,610

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	7

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
SYON, Series 2020-2, Class E	6.27%	12/17/27	£1,131,789	$1,634,256
Tower Bridge Funding PLC, Series 2021-1, Class X(b)	3M SONIA IR + 4.50%	04/21/24	141,189	193,707
Triangle Re, Ltd., Series 2021-2, Class M1C(b)(d)	1M US L + 4.50%	10/25/33	$500,000	518,550
Twin Bridges PLC, Series 2021-1, Class X2(b)	3M SONIA IR + 5.00%	03/12/26	£363,000	492,313
Twin Bridges PLC, Series 2021-2, Class X2(b)	1M SONIA IR + 4.40%	09/12/26	459,000	618,114
Total Residential Mortgage Backed Securities				$36,507,665

Commercial (16.97%)
Ashford Hospitality Trust, Series 2018-KEYS, Class E(b)(d)	1M US L + 4.15%	06/15/35	$2,000,000	1,925,400
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F(b)(d)	1M US L + 4.00%	06/15/35	1,194,000	1,140,867
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F(b)(d)	1M US L + 5.00%	09/15/23	2,500,000	2,506,250
BFLD Trust, Series 2021-FPM, Class D(b)(d)	1M US L + 4.65%	06/15/26	500,000	500,000
BPR Trust, Series 2021-WILL, Class E(b)(d)	1M US L + 6.75%	06/15/23	500,000	502,800
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D(d)	5.11%	11/10/23	2,000,000	1,888,000
COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class E(d)	3.60%	07/15/24	1,000,000	876,500
Commercial Mortgage Trust, Series 2014-FL5, Class KH2(b)(d)	1M US L + 4.50%	08/15/31	646,541	556,026
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G(b)(d)	1M US L + 4.00%	12/15/21	839,000	802,923
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(d)	1M US L + 4.02%	10/15/32	504,000	482,933
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class F(d)	3.59%	10/15/23	560,000	509,488
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class D(d)	4.64%	07/17/24	526,000	506,485
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class E(d)(e)	4.53%	09/15/25	660,000	631,356
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class G(d)(e)	4.53%	09/15/30	1,500,000	782,850
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class E(d)(e)	3.15%	09/15/57	1,311,000	1,166,397
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class F(d)	3.15%	09/15/57	489,500	393,754
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class G(d)(e)	3.15%	09/15/57	814,500	607,372
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class E(d)(e)	4.24%	03/15/45	542,000	501,296
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class E(d)(e)	3.50%	12/15/46	539,000	499,922
Wilmot Plaza Mezz Loan, Class F(b)(g)	11.15%	10/01/31	2,000,000	2,000,000
Total Commercial Mortgage Backed Securities				$18,780,619

TOTAL MORTGAGE-BACKED SECURITIES (Cost $50,339,346)				$55,288,284

ASSET-BACKED SECURITIES (43.87%)
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE7, Class M2(b)	1M US L + 0.69%	11/25/35	509,279	525,372
AutoFlorence 1 Srl, Series 2019-1, Class E(b)(e)	3M EUR L + 4.50%	12/25/42	€305,688	360,515
Autonoria Spain 2021 FT, Series 2021-SP, Class G(b)(e)	5.25%	01/31/39	700,000	816,970
BL Consumer Credit 2021, Series 2021-1, Class G	5.80%	09/25/38	561,000	663,304
Brignole Co. 2021 SRL, Series 2021-2021, Class F(b)	1M EUR L + 5.90%	07/24/36	424,000	499,360
CFG Investments, Ltd., Series 2021-1, Class A(d)(e)	4.70%	11/20/24	$1,350,000	1,392,255
CFG Investments, Ltd., Series 2021-1, Class B(d)(e)	5.82%	10/20/25	1,196,000	1,233,794
CFG Investments, Ltd., Series 2021-1, Class C(d)	7.48%	05/20/26	500,000	516,500
CIG Auto Receivables Trust 2020-1, Series 2020-1A, Class E(d)(e)	4.43%	02/12/27	1,150,000	1,181,625

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates, Series 2005-2, Class M6(b)	1M US L + 2.03%	08/25/35		$521,349	$564,934
Countrywide Asset-Backed Certificates, Series 2006-12, Class M1(b)	1M US L + 0.45%	12/25/36		588,546	554,234
CPS Auto Receivables Trust, Series 2021-C, Class E(d)(e)	3.21%	09/15/25		499,000	490,367
Credito Real USA Auto Receivables Trust 2021-1, Series 2021-1A, Class C(d)	4.37%	06/17/24		1,108,000	1,102,460
CWABS Asset-Backed Certificates Trust, Series 2007-13, Class 2M1(b)	1M US L + 1.50%	12/25/36		545,000	517,423
Dowson PLC, Series 2021-1, Class E(b)	1M SONIA IR + 4.45%	03/20/28		£363,000	509,452
Dowson PLC, Series 2021-1, Class F(b)	1M SONIA IR + 6.45%	03/20/28		363,000	507,266
Dowson PLC, Series 2021-2, Class F(b)	1M SONIA IR + 5.30%	10/20/24		361,000	495,282
E-Carat 11 PLC, Series 2020-11, Class G(b)(e)	1M SONIA IR + 5.00%	01/18/24		397,388	549,067
FCT Noria 2021, Series 2021-1, Class G	5.95%	10/25/49		€1,400,000	1,638,957
FCT Pixel 2021, Series 2021-1, Class G	5.50%	02/25/38		400,000	462,401
Freed ABS Trust, Series 2020-FP1, Class C(d)	4.37%	03/18/27		$580,000	590,614
Frontline Re, Ltd., Series B(b)(d)(g)	3M T-Bill + 0.50%	07/06/22		407,523	1,875
FTA Santander Consumo 4, Series 2021-4, Class E	4.90%	09/18/32		€500,000	596,902
FTA Santander Consumo 4, Series 2021-4, Class F(e)	6.50%	09/18/32		400,000	470,169
GLS Auto Receivables Issuer Trust 2020-2, Series 2020-2A, Class D(d)(e)	7.48%	04/15/27		$1,560,000	1,698,996
Hertz Vehicle Financing LLC, Series 2021-1A, Class D(d)(e)	3.98%	12/25/24		5,000,000	4,998,000
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(b)	3M US L + 1.15%	03/27/42		2,000,000	1,754,200
Latitude Australia Credit Card Master Trust, Series 2017-2, Class E(b)(e)	5.01%	08/22/23	AUD	502,000	383,293
Marlette Funding Trust 2021-2, Series 2021-2A, Class R(d)(g)(g)	N/A(h)	02/15/26		$1,296	510,588
National Collegiate Student Loan Trust, Series 2005-3, Class B(b)(e)	1M US L + 0.50%	07/27/37		1,846,000	1,534,765
National Collegiate Student Loan Trust, Series 2007-1, Class A4(b)(e)	1M US L + 0.31%	10/25/33		1,501,883	1,430,694
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(d)	N/A	07/15/69		2,259	1,524,564
NOW Trust, Series 2021-1, Class F(b)(e)	1M BBSW + 6.40%	06/14/29	AUD	700,000	529,206
Pagaya AI Debt Selection Trust, Series 2020-3, Class CERT(b)(c)(d)(g)(g)	N/A(h)	05/17/27		$510,470	370,818
SAFCO Mezz WH 2021(g)(i)	9.00%	12/31/49		901,904	901,904
SCF Rahoituspalvelut X DAC, Series 2021-10, Class D	5.35%	10/25/31		€400,000	463,557
SoFi Consumer Loan Program , Series 2020-1, Class R1(d)(g)	N/A(h)	01/25/29		$14,000	297,371
SoFi Consumer Loan Program , Series 2021-1, Class R1(d)(g)	N/A(h)	09/25/30		28,777	1,000,001
SoFi Professional Loan Program, Series 2020-A, Class R1(d)(g)	N/A(h)	05/15/46		14,661	670,242
Sofi Professional Loan Program , Series 2018-D, Class R1(d)(g)	N/A(h)	02/25/48		21,839	328,050
SoFi Professional Loan Program , Series 2020-B, Class R1(d)(g)	N/A(h)	05/15/46		10,000	662,316
SoFi Professional Loan Program , Series 2021-A, Class R1(d)(g)	N/A(h)	08/17/43		19,142	442,864
SoFi Professional Loan Program , Series 2021-B, Class R1(d)(g)	N/A(h)	02/15/47		11,625	769,652
Sofi Professional Loan Program LLC, Series 2019-B, Class R1(d)(g)	N/A(h)	08/17/48		56,770	1,024,882
SoFi Professional Loan Program LLC, Series 2017-D, Class R1(d)(g)	N/A(h)	09/25/40		16,181	361,401
SoFi Professional Loan Program LLC, Series 2019-A, Class R1(d)(g)	N/A(h)	06/15/48		32,016	499,568
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(b)(e)	1M US L + 0.75%	10/25/35		971,457	1,004,486
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(b)(e)	1M US L + 0.68%	11/25/35		1,228,783	1,314,061
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(b)(e)	1M US L + 0.31%	09/25/36		860,000	547,648
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No 5, Series 2020-5, Class D(e)	7.25%	02/25/35		€500,000	603,607
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No 5, Series 2020-5, Class E(e)	8.00%	02/25/35		420,000	498,921
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class F(b)	1M EUR L + 5.49%	09/23/38		400,000	463,557

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	9

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class G(b)	1M EUR L + 5.00%	09/23/38		€380,000	$440,379
Upstart Pass-Through Trust, Series 2021-ST5, Class CERT(d)(g)	N/A(h)	07/20/27		$607,000	702,013
Upstart Pass-Through Trust, Series 2021-ST6, Class CERT(d)(g)	N/A(h)	08/20/27		450,000	545,460
Upstart Pass-Through Trust, Series 2021-ST8, Class CERT(d)(g)	N/A(h)	10/20/29		724,419	954,300
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT(d)(g)	N/A(h)	11/20/29		417,000	547,923
Upstart Securitization Trust, Series 2020-3, Class C(d)(e)	6.25%	11/20/30		600,000	641,580
US Auto Funding 2021-1, Series 2021-1A, Class D(d)	4.36%	03/15/27		1,125,000	1,134,563
Zip Master Trust, Series 2021-1, Class D(b)	1M BBSW + 3.70%	04/10/24	AUD	500,000	377,064
Zip Master Trust, Series 2021-1, Class E(b)	1M BBSW + 5.70%	04/10/24		500,000	377,064

TOTAL ASSET-BACKED SECURITIES (Cost $48,549,204)					$48,550,656

COLLATERALIZED LOAN OBLIGATIONS (25.23%)(b)(d)
AIG CLO 2019-2, Ltd., Series 2019-2A, Class E	3M US L + 7.25%	10/25/32		$250,000	$250,000
ALM 2020, Ltd., Series 2020-1A, Class D(e)	3M US L + 6.00%	10/15/29		751,000	749,122
Anchorage Capital CLO 3-R, Ltd., Series 2018-3RA, Class E(e)	3M US L + 5.50%	01/28/31		551,000	536,564
Apex Credit Clo 2021, Ltd., Series 2021-1A, Class SUB(g)(g)	N/A(h)	07/18/34		667,000	500,250
Ares XLIV CLO, Ltd., Series 2017-44A, Class SUB(g)(g)	N/A(h)	04/15/34		1,605,000	706,200
Ares XXXVIII CLO, Ltd., Series 2015-38X, Class SUB(g)(g)	N/A(h)	04/20/30		735,000	499,800
Assurant CLO I, Ltd., Series 2017-1A, Class E	3M US L + 6.46%	10/20/29		502,000	502,000
Barings CLO, Ltd. 2013-I, Series 2017-IA, Class ER(e)	3M US L + 5.20%	01/20/28		514,000	506,084
Barings CLO, Ltd. 2018-III, Series 2018-3A, Class E	3M US L + 5.75%	07/20/29		250,000	243,650
Carlyle Global Market Strategies CLO, Ltd., Series 2019-1A, Class ER(e)	3M US L + 6.94%	07/20/31		1,095,000	1,084,159
CBAM 2019-10, Ltd., Series 2019-10A, Class E(e)	3M US L + 7.00%	04/20/32		505,000	500,354
Elevation CLO, Ltd., Series 2021-12A, Class E(e)	3M US L + 7.27%	04/20/32		760,000	753,084
Galaxy XIX CLO, Ltd., Series 2017-19A, Class D1R(e)	3M US L + 6.53%	07/24/30		735,000	731,325
Gallatin CLO IX, Ltd., Series 2018-1A, Class E(e)	3M US L + 5.47%	01/21/28		805,000	805,242
Jamestown CLO II, Ltd., Series 2018-2A, Class DR(e)	3M US L + 5.45%	04/22/30		508,000	500,583
KKR CLO 10, Ltd., Series 2017-10, Class ER(e)	3M US L + 6.50%	09/15/29		755,000	755,000
KVK CLO, Ltd., Series 2013-1A, Class ER(e)	3M US L + 5.94%	01/14/28		500,000	502,350
MAN GLG US CLO, Ltd., Series 2021-1A, Class D(e)	3M US L + 7.39%	07/15/34		521,000	513,341
Mountain View CLO X, Ltd., Series 2015-10A, Class E(e)	3M US L + 4.85%	10/13/27		509,000	504,114
Neuberger Berman CLO XIV, Ltd., Series 2020-14A, Class ER2	3M US L + 6.75%	01/28/30		962,000	964,213
Newark BSL CLO 2, Ltd., Series 2017-1A, Class D(e)	3M US L + 6.30%	07/25/30		502,000	501,247
Oaktree CLO, Ltd., Series 2019-1A, Class E(e)	3M US L + 6.80%	04/22/30		1,440,000	1,351,008
OCP CLO 2019-16, Ltd., Class Sub(g)	N/A(h)	01/20/32		602,000	499,660
OCP CLO, Ltd., Series 2017-6A, Class DR(e)	3M US L + 6.52%	10/17/30		2,003,000	2,007,206
OZLM Funding IV, Ltd., Series 2017-4A, Class D1R(e)	3M US L + 6.30%	10/22/30		522,000	494,856
OZLM XI, Ltd., Series 2017-11A, Class DR(e)	3M US L + 7.00%	10/30/30		518,000	506,345
OZLM XII, Ltd., Series 2015-12A, Class D(e)	3M US L + 5.40%	04/30/27		562,000	562,000
OZLM XIX, Ltd., Series 2017-19A, Class D	3M US L + 6.60%	11/22/30		515,000	499,241
Race Point VIII CLO, Ltd., Series 2017-8A, Class ER(e)	3M US L + 6.85%	02/20/30		640,000	608,192
Regatta IX Funding, Ltd., Series 2017-1A, Class E(e)	3M US L + 6.00%	04/17/30		505,000	500,455
Rockford Tower CLO, Ltd., Series 2019-1A, Class SUB(g)	N/A(h)	04/20/34		917,000	751,940
RR 2, Ltd., Series 2017-2A, Class SUB(g)	N/A(h)	10/15/17		1,426,000	1,203,259
Shackleton CLO, Ltd., Series 2017-8A, Class ER	3M US L + 5.34%	10/20/27		1,000,000	995,000
Signal Peak CLO 6, Ltd., Series 2018-6A, Class SUB(g)	N/A(h)	07/28/31		3,272,000	2,000,173
Sound Point CLO III-R, Ltd., Series 2018-2RA, Class E	3M US L + 6.00%	04/15/29		1,500,000	1,360,350

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
Sound Point CLO XVII, Series 2017-3A, Class D(e)	3M US L + 6.50%	10/20/30	$858,000	$819,562
Taberna Preferred Funding II, Ltd., Series 2005-2A, Class B(j)	3M US L + 0.90%	11/05/35	529,000	142,830
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1	3M US L + 0.80%	02/05/36	706,000	261,220
Wind River CLO, Ltd., Series 2016-1X, Class ER	3M US L + 5.55%	07/15/28	750,000	750,225

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $27,273,001)				$27,922,204

	Shares	Fair Value
PREFERRED STOCKS (0.61%)(b)(k)
New York Mortgage Trust, Inc., Series D	8,071	$211,057
New York Mortgage Trust, Inc., Series E	17,808	460,871

TOTAL PREFERRED STOCKS (Cost $482,862)		$671,928

	7-Day Yield	Shares	Fair Value
MONEY MARKET FUNDS (9.30%)
BlackRock Liquidity Funds T-Fund	0.01%	8,141,732	$8,141,732
BNY Mellon U.S. Treasury Fund, Institutional Class	0.01%	2,156,189	2,156,189

TOTAL MONEY MARKET FUNDS (Cost $10,297,921)			$10,297,921

Fair Value
TOTAL INVESTMENTS (128.96%) (Cost $136,942,334)	$142,730,993

Liabilities in Excess of Other Assets (-28.96%)(l)	(32,055,438)
NET ASSETS (100.00%)	$110,675,555

Percentages above are stated as a percentage of net assets as of October 31, 2021

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

EURIBOR - Euro Interbank Offered Rate

SONIA IR - Sterling Over Night Index Average

BOBL - German Federal Government Bond

GILT - United Kingdom Federal Government Bond

BBSW - Bank Bill Swap Rate

T-BILL - U.S. Treasury Bill

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M GBP L - 3 Month GBP LIBOR as of October 31, 2021 was 0.23%

1M EUR L - 1 Month EURIBOR as of October 31, 2021 was (0.56)%

3M EUR L - 3 Month EURIBOR as of October 31, 2021 was (0.55)%

1M US L - 1 Month USD LIBOR as of October 31, 2021 was 0.09%

3M US L - 3 Month USD LIBOR as of October 31, 2021 was 0.13%

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	11

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

Reference Rates: (continued)

3M T-Bill - 3 Month Treasury Bill as of October 31, 2021 was 0.06%

1M SONIA IR - 1 Month SONIA as of October 31, 2021 was 0.05%

3M SONIA IR - 3 Month SONIA as of October 31, 2021 was 0.05%

1M BBSW - 1 Month BBSW as of October 31, 2021 was 0.01%

30D US SOFR - 30 Day US SOFR as of October 31, 2021 was 0.05%

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying securities or other call features. Expected maturity may be earlier than legal maturity.

(b)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Interest only security.

(d)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of October 31, 2021, the aggregate market value of those securities was $75,646,587, representing 68.35% of net assets.

(e)	On October 31, 2021, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $59,245,630.

(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2021.

(g)	This security has been classified as level 3 in accordance with ASC 820 as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(h)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(i)	$78,096 of this commitment was unfunded as of October 31, 2021.

(j)	Security was in default as of October 31, 2021 and is therefore non-income producing.

(k)	Perpetual maturity.

(l)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2-YEAR U.S. TREASURY NOTE FUTURES	Wells Fargo Securities, LLC	Short	72	December 2021	$(15,786,000)	$3,937
5-YEAR U.S. TREASURY NOTE FUTURES	Wells Fargo Securities, LLC	Short	295	December 2021	(35,916,250)	454,727
AUD/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	23	December 2021	(1,731,095)	(34,846)
EUR/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	55	December 2021	(7,953,344)	188,622
EURO BOBL FUTURES	Wells Fargo Securities, LLC	Short	17	December 2021	(2,628,657)	37,524
GBP/USD CURRENCY FUTURES	Wells Fargo Securities, LLC	Short	58	December 2021	(4,962,262)	30,275
LONG GILT FUTURES	Wells Fargo Securities, LLC	Short	1	December 2021	(170,959)	5,138
US 10-YR U.S. TREASURY NOTE FUTURES	Wells Fargo Securities, LLC	Short	6	December 2021	(784,219)	15,234
					$(69,932,786)	$700,611

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	13

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2021

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2021(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
The Markit CMBX North America AAA Series 12 Index	Morgan Stanley	5.00%	USD	8/17/61	5.00%	10,000,000	$(53,309)	$57,679	$4,370
The Markit CDX High Yield Series 33 Index Tranche 15-25	Morgan Stanley	5.00%	USD	6/20/24	2.18%	5,000,000	(166,353)	125,000	(41,353)
							$(219,662)	$182,679	$(36,983)

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

October 31, 2021

ASSETS:
Investments, at fair value (Cost $136,942,334)	$142,730,993
Cash	653,939
Foreign Currency, at fair value (Cost $8,114,621)	8,070,422
Unrealized appreciation on credit default swap contracts	4,370
Receivable on credit default swap contracts	28,194
Receivable for investment securities sold	2,114,581
Interest receivable	433,565
Capital shares sold receivable	30,148
Deposits held with brokers for derivatives and reverse repurchase agreements	1,831,062
Prepaid expenses and other assets	12,835
Total Assets	155,910,109

LIABILITIES:
Payable for swap contracts premiums	182,679
Payable for investment securities purchased	2,429,542
Payable for reverse repurchase agreements, including accrued interest of $39,279	42,118,920
Unrealized depreciation on credit default swap contracts	41,353
Variation margin payable on futures contracts	125,815
Accrued offering costs	65,413
Net payable to Adviser	97,185
Accrued fund accounting, administration and compliance fees payable	92,070
Other payables and accrued expenses	81,577
Total Liabilities	45,234,554
Net Assets Attributable to Shareholders	$110,675,555

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$100,807,863
Total distributable earnings	9,867,692
Net Assets Attributable to Shareholders	$110,675,555

NET ASSET VALUE
Class I:
Net assets	$110,570,046
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	5,114,015
Net Asset Value per Share	$21.62
Class A-2:
Net assets	$105,509
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	4,895
Net Asset Value per Share	$21.55

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	15

1WS Credit Income Fund	Consolidated Statement of Operations

For the Year Ended October 31, 2021
INVESTMENT INCOME:
Dividends on short term money market funds	$105,936
Interest	8,217,926
Total Investment Income	8,323,862

EXPENSES:
Investment advisory fee	2,099,314
Fund Accounting and Administration fees	501,060
Compliance fees	35,000
Offering costs	67,632
Legal fees	53,875
Audit fees	132,175
Trustees' fees and expenses	71,750
Transfer agent fees	257,455
Interest on reverse repurchase agreements	499,689
Distribution and shareholder servicing fees	389
Other expenses	160,893
Total Expenses	3,879,232
Less expenses reimbursed by Adviser (See Note 4)	(580,191)
Less advisory fees waived (See Note 4)	(349,886)
Net Expenses	2,949,155
Net Investment Income	5,374,707

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	4,579,550
Credit default swap contracts	1,045,777
Futures contracts	478,774
Foreign currency transactions	593,702
Net realized gain:	6,697,803
Change in unrealized appreciation/(depreciation) on:
Investment securities	4,009,867
Credit default swap contracts	779,036
Futures contracts	567,694
Foreign currency transactions	(35,962)
Net change in unrealized appreciation/(depreciation)	5,320,635
Net Realized and Unrealized Gain on Investments	12,018,438
Net Increase in Net Assets Attributable to Shares from Operations	$17,393,145

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2021(a)	For the Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$5,374,707	$2,460,999
Net realized gain/(loss)	6,697,803	(911,745)
Net change in unrealized appreciation/(depreciation)	5,320,635	(1,166,501)
Net Increase in Net Assets Attributable to Shares from Operations	17,393,145	382,753
DISTRIBUTIONS TO SHAREHOLDERS:
Class I
From distributable earnings	(6,019,940)	(3,224,132)
From tax return of capital	–	(1,857,223)
Class A-2
From distributable earnings	(2,876)	–
Net Decrease in Net Assets from Distributions to Shareholders	(6,022,816)	(5,081,355)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	31,875,754	21,586,975
Cost of shares redeemed	(20,185,933)	(3,951,238)
Net asset value of shares issued to shareholders from reinvestment of dividends	721,360	252,408
Net Increase from Capital Share Transactions	12,411,181	17,888,145
Class A-2
Proceeds from sale of shares	100,000	–
Net asset value of shares issued to shareholders from reinvestment of dividends	2,876	–
Net Increase from Capital Share Transactions	102,876	–
Net Increase in Net Assets	23,884,386	13,189,543

NET ASSETS:
Beginning of year	86,791,169	73,601,626
End of year	$110,675,555	$86,791,169

OTHER INFORMATION:
Capital Share Transactions:

Class I
Beginning shares	4,516,582	3,611,972
Shares sold	1,524,787	1,109,418
Shares issued as reinvestment of dividends	34,393	13,557
Shares redeemed	(961,747)	(218,365)
Ending Shares	5,114,015	4,516,582

Class A-2
Beginning shares	–	–
Shares sold	4,759	–
Shares issued as reinvestment of dividends	136	–
Shares redeemed	–	–
Ending Shares	4,895	–

(a)	The A-2 Class commenced operations on May 1, 2021.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	17

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$17,393,145
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(147,613,102)
Proceeds from disposition of investment securities	128,289,422
Discounts (accreted)/premiums amortized	656,521
Net realized (gain)/loss on:
Investment securities	(4,579,550)
Credit default swap contracts	(1,045,777)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(4,009,867)
Credit default swap contracts	(779,036)
Net purchase of short-term investments	1,835,644
(Increase)/Decrease in assets:
Variation margin receivable	22,838
Interest receivable	(207,918)
Receivable on credit default swap contracts	1,737
Prepaid expenses and other assets	437
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	125,815
Payable for swap contracts premiums	(922,980)
Accrued offering costs	65,413
Net payable to adviser	50,625
Accrued fund accounting and administration fees payable	38,195
Interest payable on reverse repurchase agreements	(13,319)
Other payables and accrued expenses	(87,970)
Net Cash Used in Operating Activities	$(10,779,727)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$295,639,250
Cash payments for reverse repurchase agreements	(285,654,169)
Proceeds from shares sold	31,950,906
Cost of shared redeemed	(20,185,933)
Distributions paid to shareholders	(5,298,580)
Net Cash Provided by Financing Activities	$16,451,474

Effect of exchange rates on cash	$(42,736)

Net Increase in Cash, Restricted Cash and Foreign Rates on Cash	$5,629,011
Cash and restricted cash, beginning balance	$4,926,412
Cash and restricted cash, ending balance	$10,555,423

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$513,008
Reinvestment of distributions	$724,236

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2021

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	October 31, 2021	October 31, 2020
Unrestricted cash and foreign currency	$8,724,361	$2,084,475
Restricted cash within Deposits with brokers for derivatives and reverse repurchase agreements	$1,831,062	$2,841,937

Unrestricted Cash and Restricted Cash(a)	$10,555,423	$4,926,412

(a)	Restricted cash as of October 31, 2021 includes $1,175,994 of margin posted as collateral on futures contracts and $655,068 of margin posted as collateral on credit default contracts. Restricted cash as of October 31, 2020 includes $738,952 of margin posted as collateral on futures contracts, and $2,102,985 of margin posted as collateral on credit default contracts. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	19

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class I	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.22	$20.38	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.08	0.59	0.35
Net realized and unrealized gain/(loss) on investments	2.52	(0.55)	0.63
Total Income from Investment Operations	3.60	0.04	0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.20)	(0.77)	(0.60)
From tax return of capital	–	(0.43)	–
Total Distributions to Shareholders	(1.20)	(1.20)	(0.60)

Net asset value per share - end of period	$21.62	$19.22	$20.38

Total Investment Return - Net Asset Value(b)	19.10%	0.53%	4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$110,570	$86,791	$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.84%	2.55%	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	3.73%	4.02%	4.11	%(c)(d)
Ratio of net investment income to average net assets	5.17%	3.07%	2.57	%(c)
Portfolio turnover rate	107.74%	79.44%	25.84	%(e)

(a)	Calculated using average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.

(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class A-2	For the Period May 1, 2021 (Commencement of Operations) to October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.63
Net realized and unrealized gain on investments	0.51
Total Income from Investment Operations	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.60)
Total Distributions to Shareholders	(0.60)

Net asset value per share - end of period	$21.55

Total Investment Return - Net Asset Value(b)	5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$106
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.32	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.25	%(c)
Ratio of net investment income to average net assets	5.86	%(c)
Portfolio turnover rate	107.74	%(d)

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2021	21

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (‘‘Shares’’). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (‘‘NAV’’) per Share of at least 5% of outstanding Shares.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Island SPV.

1WS Capital Advisors, LLC (the ‘‘Adviser’’ or ‘‘1WS’’) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (‘‘OWS’’), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

The Fund currently offers Institutional (“Class I”) Shares and Brokerage Class ("Class A-2") Shares (collectively, the "Share Classes"). Both Share Classes of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. Class A-2 Shares are offered subject to a maximum sales charge of 3.00% of their offering price and an asset-based distribution/shareholder servicing fee not to exceed 0.75% of its net assets and Class I shares are not subject to any sales load or asset-based distribution fee. Class A-2 Shares purchased without a sales charge may be subject to a 1.50% contingent deferred sales charge ("CDSC"). The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Class I and Class A-2 shares commenced operations on March 4, 2019 and May 1, 2021, respectively.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (‘’FASB’’) Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser and the Administrator (defined below). The Fund’s valuation committee (the “Valuation Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board).

Fund Valuation: Class I and Class A-2 Shares are offered at NAV. The NAV per share of each class is determined daily. The Fund's NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received). The Fund's NAV is then allocated pro-rata between the share classes, adjusting for share class specific liabilities. The NAV of each share class is then divided by the total number of Shares outstanding of each share class at each day's end.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks. As of October 31, 2021, 0.63% of the investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

Annual Report | October 31, 2021	23

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of October 31, 2021:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$36,507,665	$–	$36,507,665
Commercial Mortgage-Backed Securities	–	16,780,619	2,000,000	18,780,619
Asset-Backed Securities	–	37,959,428	10,591,228	48,550,656
Collateralized Loan Obligations	–	21,760,922	6,161,282	27,922,204
Preferred Stocks	671,928	–	–	671,928
Money Market Funds	10,297,921	–	–	10,297,921
Total	$10,969,849	$113,008,634	$18,752,510	$142,730,993
Derivative Instruments
Assets:
Future Contracts	$735,457	$–	$–	$735,457
Credit Default Swap Contracts	–	4,370	–	4,370
Liabilities:
Credit Default Swap Contracts	$–	(41,353)	–	(41,353)
Future Contracts	(34,846)	–	–	(34,846)
Total	$700,611	$(36,983)	$–	$663,628

There were no changes in valuation technique. Certain Collateralized Loan Obligation Securities were transferred from Level 2 to Level 3 as the market provided less transparency at October 31, 2021 than in the previous year.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the year ended October 31, 2021 of the Fund’s Level 3 portfolio investments:

	Asset-Backed Securities	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Total
Balance as of October 31, 2020	$2,018,243	$–	$–	$2,018,243
Accrued Discount/premium	(652,676)	(75,430)	–	(728,106)
Return of Capital	–	–	–	–
Realized Gain/(Loss)	280,611	(39,827)	–	240,784
Change in Unrealized Appreciation/(Depreciation)	(1,238,506)	(13,772)	–	(1,252,278)
Purchases	10,548,912	6,563,659	2,000,000	19,112,571
Sales Proceeds	(365,356)	(1,268,328)	–	(1,633,684)
Transfer into Level 3	–	994,980	–	994,980
Transfer out of Level 3	–	–	–	–
Balance as of October 31, 2021	$10,591,228	$6,161,282	$2,000,000	$18,752,510
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at October 31, 2021	$(1,020,910)	$(13,772)	–	$(1,034,682)

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2021:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Commercial Mortgage-backed securities	$2,000,000	Broker pricing	Indicative quotes	$100
Asset-Backed Securities	$9,687,450	Broker pricing	Indicative quotes	$73-$39,397[1]
Asset-Backed Securities	$903,778	Internal model	Loss severity analysis	$0[2]-$100[3]
Collateralized Loan Obligations	$6,161,282	Broker pricing	Indicative quotes	$44-$830

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns between 1-10%.
(2)	Input is due to 99.8% loss experienced by the investment.

(3)	Input is due to immaterial delinquencies on the underlying collateral.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a ‘‘RIC’’) under Subchapter M of the Internal Revenue Code (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

For the year ended October 31, 2021, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2021, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement and/or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets. The Expense Limitation Agreement will remain in effect until March 1, 2023, unless and until the Trustees approve its modification or termination.

As of October 31, 2021, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2022	Expires October 31, 2023	Expires October 31, 2024
$789,616	$775,982	$580,191

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $15,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. The Chair of the Audit Committee and Nominating Committee each receives an additional $5,000 annual retainer. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the ‘‘Distribution Agreement’’) with ALPS Distributors, Inc. (the ‘‘Distributor’’), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Annual Report | October 31, 2021	25

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

Class A-2 Shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Intermediaries for selling shares of the Fund, and providing, or arranging for the provision of, Shareholder Services (the “Shareholder Servicing Fees”), and ongoing distribution and/or marketing services to the Fund (the “Distribution Fees”). The Distribution Fees and Shareholder Servicing Fees, as applicable, are accrued daily and paid monthly in an amount not to exceed, in the aggregate for Class A-2 Shares, 0.75% (on an annualized basis) of the net asset value of Class A-2 Shares of the Fund. For each class of shares of the Fund, under no circumstances shall Shareholder Servicing Fees exceed 0.25% of the net asset value of such class. For the year ended October 31, 2021, Class A-2 shares expensed $389 for Shareholder Servicing Fees and Distribution Fees.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the year ended October 31, 2021, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$ 149,343,070	$ 131,165,420

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (‘‘Credit Investments’’), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (‘‘MBS’’), as well as real estate loans or pools of such loans; (ii) asset-backed securities (‘‘ABS’’), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (‘‘CLOs’’) and collateralized debt obligations (‘‘CDOs’’); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (‘‘ETFs’’) and up to 15% of its net assets in funds that are excluded from the definition of ‘‘investment company’’ under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.)

26	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as ‘‘high yield’’ securities or ‘‘junk bonds’’) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

Annual Report | October 31, 2021	27

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the year ended October 31, 2021:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Futures contracts	$735,457	$(34,846)	$478,774	$567,694
Credit default swap contracts	4,370	$(41,353)	1,045,777	779,036
Total derivatives	$739,827	$(76,199)	$1,524,551	$1,346,730

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin payable of $125,815 for futures is reported within the Consolidated Statement of Assets and Liabilities.

The average short notional value and number of short futures contracts outstanding during the year ended October 31, 2021 was $61,725,646 and 522, respectively. The average notional value of credit default swap contracts related to the sale of protection outstanding during the year ended October 31, 2021 was $312,344.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. Futures contracts are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

October 31, 2021

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contract	$4,370	$–	$4,370	$(4,370)	$–	$–
Total	$4,370	$–	$4,370	$(4,370)	$–	$–

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

October 31, 2021

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Credit default swap contract	$41,353	$–	$41,353	$(41,353)	$–	$–
Reverse repurchase agreements	42,118,920	–	42,118,920	(42,118,920)	–	–
Total	$42,160,273	$–	$42,160,273	$(42,160,273)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Annual Report | October 31, 2021	29

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at October 31, 2021 was $59,245,630. During the year ended October 31, 2021, the average amount of reverse repurchase agreements outstanding was $32,836,990, at a weighted average interest rate of 1.47%.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Fund’s liability as of October 31, 2021:

Remaining contractual maturity of the agreements

	Less than 30 days	30-90 days	Greater than 90 days	Total
Residential Mortgage-Backed Securities	$–	$7,541,356	$6,404,064	$13,945,420
Commercial Mortgage-Backed Securities	–	4,942,371	–	4,942,371
Asset Backed Securities	376,495	13,059,817	487,987	13,924,299
Collateralized Loan Obligations	–	8,957,597	349,233	9,306,830
Total	$376,495	$34,501,141	$7,241,284	$42,118,920	*

*	The total reverse repurchase agreement balance includes $40,805,682 of financing with extendable provisions that automatically renew per the terms of the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

30	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

During the year ended October 31, 2021, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The repurchase offers dated January 15, 2021, July 14, 2021, and October 14, 2021 were not oversubscribed. The repurchase offer dated April 14, 2021 was oversubscribed and the Fund repurchased shares on a pro-rata basis. Shareholders received approximately 34% of the total number of shares tendered. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Commencement Date	12/18/2020	03/17/2021	6/14/2021	9/14/2021
Repurchase Request Deadline	01/15/2021	04/14/2021	7/14/2021	10/14/2021
Repurchase Pricing Date	01/15/2021	04/14/2021	7/14/2021	10/14/2021
Repurchased Amount	$4,731,333	$5,420,224	$4,551,977	$5,482,399
Repurchased Shares	232,270	259,714	214,412	255,351

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Leverage Risk: Under current market conditions, the Fund may utilize direct borrowings in an amount up to 33 ⅓% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. In connection with the Fund’s investments in reverse repurchase agreements, the Fund will segregate or designate cash or other liquid assets in accordance with its policies and procedures. Such segregation or designation will not limit a Fund’s exposure to losses.

Annual Report | October 31, 2021	31

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non- performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

The United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced the phase out of LIBOR at the end of 2021 with the exception of USD LIBOR which will phase out in 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As an alternative, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the USD LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. The expected discontinuation of LIBOR could have a significant impact on the Fund's business.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge all or any portion of its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in equity and junior debt tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Coronavirus Risk: The outbreak of the novel coronarvirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has created significant disruption in supply chains and economic activity. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Any longer-term impact on operations and performance will depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact. Nevertheless, COVID-19 continues to present material uncertainty and risk with respect to the performance of the Fund.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

For the year ended October 31, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Decrease Paid-in Capital	Increase Total Distributable Earnings
$(66,906)	$66,906

The reclassifications were primarily related to non-deductible offering costs

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,111,413
Accumulated capital losses	688,530
Unrealized appreciation/(depreciation)	5,112,660
Other Cumulative effect of timing differences	(44,911)
Total	$9,867,692

Annual Report | October 31, 2021	33

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2021

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2021, were as follows:

Cost of investments for income tax purposes	$137,543,608
Gross appreciation (excess of value over tax cost)	$7,112,423
Gross depreciation (excess of tax cost over value)	(1,962,021)
Net depreciation of foreign currency	(37,742)
Net unrealized appreciation/(depreciation)	$5,112,660

The tax character of distributions paid for the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

2020
Distributions Paid From:
Ordinary Income	$3,224,132
Return of Capital	1,857,223
Total	$5,081,355

2021
Distributions Paid From:
Ordinary Income	$6,022,816
Total	$6,022,816

Capital loss carryovers used during the year ended October 31, 2021, were $2,107,022.

NOTE 12. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions through the date the consolidated financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on December 15, 2021. The Fund intends to complete the quarterly repurchase offer on January 18, 2022.

Effective November 1, 2021, investors are charged a deferred sales charge (CDSC) of 1.50% on Class A-2 Shares purchased without a sales load if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

Management has determined that there were no other subsequent events requiring disclosure.

34	www.1wscapital.com

Report of Independent Registered
1WS Credit Income Fund	Public Accounting Firm

To the Shareholders and the Board of Trustees of 1WS Credit Income Fund:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of 1WS Credit Income Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of October 31, 2021, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

December 27, 2021

We have served as the auditor of 1WS Credit Income Fund since 2018.

Annual Report | October 31, 2021	35

1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2021 (Unaudited)

At a telephonic meeting held on October 19, 2021, the Board of Trustees (the “Board”) of 1WS Credit Income Fund, a Delaware statutory trust (the “Fund”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and 1WS Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”), for an additional one-year term. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided to the Fund by the Adviser; (ii) the fees and expenses of the Fund, including comparative expense information; (iii) information on the profitability of the Adviser and its affiliates; and (iv) other potential benefits to the Adviser from its relationship with the Fund. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted One William Street Capital Management, L.P.’s, the sole managing member of the Adviser (“OWS”), assets under management, positive earnings and sound capital position. The Trustees also took into account OWS’s representation, as the sole managing member of the Adviser, that its current financial condition enables the Adviser to provide quality services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the management and operation of the Fund's assets in managing funds and other alternative investment vehicles. The Board noted that the Adviser provided, at its own expense, facilities necessary for the operation of the Fund and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Executive Officer and the Chief Financial Officer. The Board further noted the Adviser’s continued services without significant issues during the COVID-19 pandemic, as well as minimal personnel turnover. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and that these services would be of high quality.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Fund, noting that the Fund's performance was generally in line with other closed-end registered investment companies considered competitors of the Fund. The Trustees observed that, while the Fund had experienced underperformance over the year-to-date and 1-year periods during the volatile pandemic market environment, its performance over the 3-month period exceeded the Fund's benchmark and that performance was understandable in light of the particular management style involved and the particular market environment for various asset classes in which the Fund is invested.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Trustees considered that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% of gross assets per annum, and that, for the one-year period beginning on March 1, 2021, the Adviser has voluntarily agreed to reduce the management fee to 1.25% of the Fund’s daily gross assets. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar 1940 Act-registered products, as well as the fees of similar funds managed by the Adviser (or its affiliates). The Board noted that the fees and expenses paid under the Advisory Agreement were generally in line with those of other similar closed-end funds, and comparable to those charged by the Adviser to comparable accounts which the Adviser (or its affiliates) manages. It was noted that, unlike other funds managed by the Adviser (or its affiliates), the Fund is not subject to a performance or incentive fee. The Trustees observed that the Fund has in place an agreement with the Adviser under which the Fund benefits from a 50 basis point expense limitation/cap on non-management gross assets. Based on its review, the Board concluded that the level of the management fee for the Fund was fair and reasonable in light of the extent and quality of services provided to the Fund.

In reaching this conclusion, the Trustees also considered the profitability of the Adviser and its affiliates from the relationship with the Fund as well as other factors discussed below. The Trustees observed the lack of profitability from the Fund during the period, given the relatively small asset size of the Fund and the effect of the expense cap.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the fees paid pursuant to the Advisory Agreement. The Board concluded that the Fund benefits from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

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1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2021 (Unaudited)

(e) Economies of Scale

The Trustees then noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees observed that because the Fund has not yet reached meaningful asset levels, the Trustees did not consider specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term.

Annual Report | October 31, 2021	37

1WS Credit Income Fund	Additional Information

October 31, 2021 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Fund’s website located at http://www.1wscapital.com or on the SEC’s website at https://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at https://www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

38	www.1wscapital.com

1WS Credit Income Fund	Trustees and Officers

October 31, 2021 (Unaudited)

The business and affairs of the Fund are managed under the oversight of the Board. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation or removal by the Board. Each Trustee’s mailing address is c/o 1WS Credit Income Fund, 299 Park Avenue, 25th Floor, New York, New York 10171. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-834-4923.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Michael M. Knetter Year of Birth: 1960	Trustee (since inception)	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	None(3)	Trustee, Neuberger Berman Mutual Funds (2007 - present); Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.
George W. Morriss Year of Birth: 1947	Trustee (since inception)	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	None(3)	Trustee, Neuberger Berman Mutual Funds (chair of closed-end fund committee; vice-chair, contract review committee; chair of audit committee from 2010 to 2017; member of executive committee and investment performance committee) (February 2007 – present); trustee and chairman of the board, Thrivent Church Loan and Income Fund (September 2018 – present); formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Annual Report | October 31, 2021	39

1WS Credit Income Fund	Trustees and Officers

October 31, 2021 (Unaudited)

INTERESTED TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Kurt A. Locher(4) Year of Birth: 1966	Trustee and Chief Executive Officer (since inception)	Chief Operating Officer of One William Street Capital Management, L.P. (“OWS”), the managing member of 1WS Capital Advisors, LLC (the “Adviser”).	None(3)	Director of One William Street Capital Offshore Fund, Ltd. and other affiliated private funds of OWS.

OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Stephanie Dolan Year of Birth: 1963	Chief Financial Officer and Principal Accounting Officer (since inception)	Chief Financial Officer/Controller of OWS, the managing member of the Adviser

(1)	Each Trustee serves until resignation or removal from the Board.

(2)	Fund Complex means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”

(3)	Other than the Fund.

(4)	Mr. Locher is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position as an officer of the Adviser and an officer of OWS.

40	www.1wscapital.com

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

Annual Report | October 31, 2021	41

(b)	Not applicable.

Item 2.  Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any express or implicit waivers from any provisions of the Code of Ethics.

(e)	Not applicable.

(f)	Attached as Exhibit 13(a)(1) is a copy of the registrant’s Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees (“Board”) of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated George W. Morriss as the registrant’s Audit Committee Financial Expert. Mr. Morriss is “independent” within the meaning of that term as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 were $113,000 and $100,000, respectively. This amount represents aggregate fees billed by the registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: There were no additional fees billed in the fiscal years ended October 31, 2021 and October 31, 2020 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees: The tax fees billed for the fiscal years ended October 31, 2021 and October 31, 2020 were $12,000 and $13,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the 1WS Credit Income Fund’s (the “Fund”) federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal accountant must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item met the waiver requirements for preapproval pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the registrant’s investment adviser pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.  Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 13(c) is a copy of the investment adviser’s proxy voting policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	David Sherr. As of the date of this filing, Mr. Sherr serves as the Portfolio Manager of the Fund and has served as the Fund’s Portfolio Manager since the Fund’s inception. Mr. Sherr founded One William Street Capital Management, L.P. (“OWS”), the managing partner of 1WS Capital Advisors, LLC, the Fund’s adviser (the “Adviser”). OWS commenced operations in 2008. Mr. Sherr has over 30 years of experience in the investing and origination businesses, fixed income markets, and managing global trading. Prior to founding OWS, Mr. Sherr was a Managing Director and Global Head of Securitized Products at Lehman Brothers. In that capacity, Mr. Sherr had senior management responsibilities in Fixed Income, Principal Investing and Lending and Investment Banking. Mr. Sherr graduated with a B.S. in Finance from Babson College.

(a)(2)(ii) As of October 31, 2021, Mr. Sherr was responsible for the management of the following types of accounts in addition to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Sherr	None	$0	7[1]	$5,305	2[2]	$305

[1]	Five accounts invested in pooled investment vehicles of total market value $5,085 million are subject to a performance-based advisory fee.
[2]	One separately managed account of total market value of $273 million is subject to a performance-based advisory fee.

(2)(iv) Potential Conflicts of Interest

The Adviser (which includes its managing member, OWS, as applicable) and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts.

Allocation of Opportunities. The Adviser will seek to allocate orders and investment opportunities among clients in a manner that it believes is equitable and in the best interests of all of its clients.

Conflicts of Interest Among Accounts. At times, the Adviser and/or its affiliates may determine that an investment opportunity may be appropriate for only some clients (including the Fund), or may decide that certain clients should take differing positions with respect to a particular security even though they share investment objectives. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among clients (such as where certain clients pay higher management fees), a portfolio manager might be motivated to help certain clients over others. A portfolio manager might be motivated to favor accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Investments by Adviser or Related Entities. The Adviser or a related entity may make investments in Credit Investments for its own accounts.

(a)(3) Compensation

OWS (the ‘‘Managing Member’’) is the managing member of the Adviser. The Portfolio Manager controls the Managing Member and the Adviser and shares in the overall profitability of the Adviser and the Managing Member, which includes profits generated from the Fund’s fees. The compensation of the Portfolio Manager is not based, other than in an indirect manner as part of the overall profitability of the Adviser/Managing Member, upon the specific pre- or after-tax performance of client accounts that the Portfolio Manager manages.

(a)(4) Portfolio Manager Securities Ownership

As of October 31, 2021, the Portfolio Manager beneficially owned over $1,000,000 of equity securities in the Fund.

(b) Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	The proxy voting policies and procedures of the Fund’s investment adviser are attached as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 19, 2022

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	January 19, 2022